Exhibit 99.2

Investor Presentation Stuart Page, CEO Robert W. Baird & Co. Industrials Conference Chicago, IL November 2014 More Oil From Yesterday’s Wells

Forward Looking Statements 1 Any statements contained herein which are not statements of historical fact may be deemed to be forward - looking statements, including, without limitation, statements identified by or containing words like “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “potential,” “target,” “goal,” “plans,” “objective,” “should”, or similar expressions . All statements by us regarding our possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives and similar matters are forward - looking statements . Glori gives no assurances that the assumptions upon which such forward - looking statements are based will prove correct . Forward - looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions (many of which are beyond our control), and are based on information currently available to us . Actual results may differ materially from those expressed herein due to many factors, including, without limitation : the risk that any projections, including earnings, revenues, expenses, margins, or any other financial expectations are not realized ; competition and competitive factors in the markets in which Glori operates ; the expected cost of recovering oil using the AERO System, demand for Glori’s AERO System and expectations regarding future projects ; adaptability of the AERO System and development of additional capabilities that will expand the types of oil fields to which Glori can apply its technology ; plans to acquire and develop additional oil fields and the availability of debt and equity financing to fund any such acquisitions ; the percentage of the world’s reservoirs that are suitable for the AERO System ; the advantages of the AERO System compared to other enhanced oil recovery methods ; and Glori’s ability to develop and maintain positive relationships with its customers and prospective customers . Although Glori believes that the expectations reflected in such forward looking statements are reasonable, it can give no assurances that such expectations will prove to be correct . These risks are more fully discussed in Glori’s filings with the Securities and Exchange Commission . Glori undertakes no obligation to update any forward - looking statements contained herein to reflect events or circumstances, which arise after the date of this document except as required by law .

Company Overview: Synergistic Dual Business Model 2 Glori Energy is an oil production and biotechnology company that deploys its proven breakthrough AERO TM technology to recover more oil from conventional oil fields at a lower cost. Oil & Gas Segment : Acquires and operates mature conventional oilfields where the deployment of Glori’s AERO technology is applicable to increase oil production rates, slow natural decline curves and recover a higher percentage of oil in place at a low cost. AERO Services Segment : Glori’s technology services business enables Glori to leverage its proprietary technology and deploy AERO for oil and gas companies around the word under fee for services agreements. Harnessing Biology to Increase Oil Production

Proven & Proprietary Technology Compelling Return and Unit Economics Attractive Acquisition Opportunities More Oil From Yesterday’s Wells Summary Highlights 3 Experienced Management, Board, Advisors & Investors Depressed Oil Price Provides Significant Opportunities

AERO is Effective in Low Price Commodity Environment 4 Acquiring mature producing oil properties: • Lower prices induce oil and gas companies to sell mature “non - core” properties to raise capital, which increases our acquisition opportunities • L ower price deck potentially reduces acquisition costs for Glori’s M&A opportunities Low capex budgets can cause a flight to technology to improve field economics: • Lower prices should drive increased interest in our AERO technology as producers seek low - cost solutions and new technologies to increase production and conserve capital • Ability to implement the AERO technology in small oil fields makes it applicable to even small - and mid - cap E&P companies with limited budgets • Oil cut improvement lowers the average LOE per barrel Glori Energy Can Be Successful in a Lower Oil Price Market

ACTIVATED ENVIRONMENT FOR RECOVERY OF OIL (AERO) TECHNOLOGY 5

6 Technology Overview Glori’s AERO System is the result of decades of lab research and field deployments by Glori and its research collaborators, primarily Statoil S.A. of Norway All key Intellectual Property is owned or controlled by Glori and is protected through 2032 The AERO System is a highly efficient, environmentally sustainable, cost - effective solution for increasing oil recovery from existing reservoirs • Enhances production from water flood and water drive fields by stimulating a reservoir’s naturally occurring microbes to improve water sweep and oil mobility Technology performance metrics On average, increases daily production by >60% Reduces decline by approximately 40% The AERO System can potentially recover an additional 9 - 12 % of original oil in place More information, including an educational video depicting the AERO process, can be found at www.glorienergy.com

7 How it Works Micro Injection well with AERO Production well Bacteria Grows on Residual Oil • Nutrients enable resident bacteria to grow on the residual oil, developing a biomass on the oil/water interface Trapped oil is freed • Growth of microbiology on the residual oil disrupts the balance of forces holding oil in place (IFT vs. c apillary). More oil flows to the surface New water flow New water flow Magnified view Activated Environment for Recovery of Oil (AERO)

Implementation of AERO TM Technology 8 Post - AERO™ Technology Injection well with AERO™ technology New water pathways Newly dislodged oil New water flow Sand grains Microbial nutrients Source : Company data. Pre - AERO™ Technology Sand grains Trapped oil Water pathway Injection well Production Output Production Cost Total Cost: $70 + $6 = $76 Average Cost / Bbl: $25.33 Glori Energy technology can improve production by 50% with just 9% increase in cost Production Output Production Cost Total Cost: $70 Average Cost / Bbl: $35.00

Model Return Potential

Illustrative Impact of AERO™ Technology

B = 1,500 MBbls   C = 1,800 MBbls

Post-AERO Start Comparative Production:

Production without AERO: B = 1,500 MBbls

Production due to AERO: B + C = 3,300 MBbls



AERO Start
Projected Original Oil
Projected Additional Oil
Barrels of Oil per Day
Log Scale
Slower Decline
A
B
C
Economic Limit
Longer Economic Life
Today
Time

A Pre-AERO Production   B Projected Production without AERO   C Incremental Production due to AERO

Source: Company estimates for illustrative purposes only.

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10 -- 50 100 150 200 250 -240 -210 -180 -150 -120 -90 -60 -30 0 30 60 90 120 150 180 210 Production (boe/d) Days Relative to AERO Start Oil Production without AERO Oil Production with Aero Daily Production Uplift of ~90% AERO Start AERO Stop Peak Production Rate Source: Company data. Sample AERO Technology Implementation Data

Biology Impact is Dynamic 11 Microbial Enhanced Oil Recovery Response from single well - pair flood pilot 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 Month Production (Bopd) Bopd Blue = Start MEOR Red = Stop MEOR o Production m^3

AERO Profit Margin Beats Traditional Methods 12 (1) Source : Company data. At $80 oil prices and $6 cost per bbl , AERO profit margin is $74 Low CAPEX (typical pilot expenditure $100k) + Low OPEX (ultra low concentration nutrients) = Low Risk Biology is Low Cost (1) Estimated Average Production Costs Per Barrel ($ / bbl ) $65 $55 $32 $6 $15 $25 $48 $74 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Fracking/ Horizontal Drilling Mainstream EOR USA AERO Cost Profit Margin 1

Technology & Statoil Collaboration 13 Recognized by the Industry Glori Energy Ownership of Jointly Developed IP Statoil ASA ( OB: STL) International public energy company with ~$71 billion market capitalization In the Norne field, more than 30 million barrels of oil attributed to application of the technology Glori Energy / Statoil strategic partnership facilitates an accelerated technology development cycle to optimize biotech - based EOR. Glori owns or controls all required IP Glori Energy scientists build on over 25 years of Statoil R&D. Additional contribution from Biotopics (Argentina), TERI (The Energy Research Institute), (India) and Winogradsky Institute of Microbiology (Russia) Glori and Statoil recently announced that they have signed an extended collaborative research and development agreement to continue their joint research program while embarking on new initiatives to characterize, optimize and expand Glori’s AERO System in both the laboratory and the field U nrestricted Restricted to owned assets Perpetual Irrevocable Royalty - Free License to IP

Better Enhanced Oil Recovery 14 As much as 2/3 of discovered oil remains in the reservoir after using today’s conventional oil and gas development technologies due to the physics of fluid flow, leaving 2.4 trillion barrels of unrecovered reserves (1) The AERO System can potentially recover an additional 9 - 12 % of original oil in place with minimal drilling activity or environmental impact Commonly used EOR methods such as CO 2 injection require huge investments in infrastructure and access to CO 2 _____________________ (1) Source : National Energy Technology Laboratory (NETL), part of the U.S. Department of Energy (DOE ) and EIA International Energy “The science behind the use of microbes to enhance oil recovery has advanced significantly” – Journal of Petroleum Technology

OIL & GAS SEGMENT

Coke and Quitman Fields

- Glori has acquired, and will continue to acquire, mature oil fields in the United States
  - Developing these properties is the primary business driver but will also help accelerate the industry adoption of the AERO technology
- Glori's first significant oil property was the Coke field acquired in March 2014
- Proved reserves of approximately 2.9 MMBoe of which 60% are proved developed producing and an estimated 16-year reserves-to-production ratio based on average daily Q3 production of 494 Boe/d
  - Well suited to benefit from AERO implementation
- Production at Coke is ahead of forecast through conventional production techniques
- AERO deployment target beginning Q1 2015
  - Unitization process targeted completion at year end

Total Reserves Profile (1/1/2014)[(1)]



PDP
Probable
Possible
24%
15%
60%
Oil
Natural Gas
6%
94%

Total Reserves: 2.9 mmboe

(1) Based on William M. Cobb & Associates, Inc. reserve estimates using $96.91/Bbl oil and $3.67/MMBtu gas.

Projected EBITDA Growth



5
2
5
12
COKE EBITDA
OPERATIONS IMPROVEMENT
AERO (PROJECTED)
TOTAL

Source: Company estimates for EBITDA annualized run-rate contribution using current oil price. EBITDA is Earnings before Interest, Taxes and Depreciation.

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FINANCIAL HIGHLIGHTS

Financial Strategy 18 Deploy capital to acquire mostly producing oil assets to be enhanced by implementing Glori’s AERO technology Leverage acquisitions with debt secured by proved reserves and supported by historical cash flow Benefit from expanding production base, low cost of AERO and growth in revenues and cash flow Generate additional cash and upside from momentum achieved from new high - margin client contracts Achievement of milestones from acquisitions, deployment of technology on owned fields and new service contracts create opportunities for value creation

3 Q14 Income Statement Summary 19 * Please see Adjusted EBITDA reconciliation at the end of this presentation. % Change (unaudited, in 000s) 30-Sep-13 30-Sep-14 Total revenues 775 5,458 604% Operating Expenses 1,054 3,745 255% Science and technology 386 449 16% SG&A 934 1,572 68% Total operating expenses (Ex DD&A) 2,374 5,766 143% Adjusted EBITDA* (1,609) (302) 81% Three Months Ended

Summary Balance Sheet 20 (in millions) September 30, 2014 Cash 32.7$ Debt 20.4 Net debt (12.3) Stockholders' equity 52.8 Total assets 78.9$ Debt/Cap 28%

Illustrative Potential Build - up From Acquisitions (1) 21 Acquisition Build - up Terms / Assumptions _____________________ (1) Illustrates potential financial outcome assuming three acquisitions per year of 500 Bls per day spaced 4 months apart. ($ in millions) $27 $74 $124 $171 $215 $17 $47 $81 $113 $144 $0 $75 $150 $225 Year 1 Year 2 Year 3 Year 4 Year 5 Revenue EBITDA 3 Acquisitions per year from 2014 - 2018 Acquisition Cost : $42.5 Initial Production: 500 Bls per day Oil Price: $85 Base LOE: $25 / Bbl AERO LOE: $6 / Bbl AERO Uplift: 30% AERO Start: 12 months after acquisition AERO Decline Rate: 5% Summary Overview Year 1 Year 2 Year 3 Year 4 Year 5 Pro forma average daily production (Bbls) 876 2,371 3,976 5,504 6,955 Pro forma base production (Bbls) 319,675 780,738 1,230,157 1,651,256 2,054,158 Uplift production (Bbls) – 84,583 225,220 357,863 484,366 Total production (Bbls) 319,675 865,321 1,455,377 2,009,119 2,538,524 Revenue $27,172 $73,552 $123,707 $170,775 $215,775 Lease operating expense 9,134 22,887 36,692 49,633 62,012 Severance taxes 1,250 3,383 5,691 7,856 9,926 EBITDA $16,789 $47,282 $81,325 $113,287 $143,837

Investment Highlights 22 Compelling Return and Unit Economics ▪ Demonstrated >60% daily production growth after 6 months of AERO TM implementation ▪ Enhanced Oil Recovery (EOR) technology with estimated recovery of an additional 9 - 12% of the Original Oil in Place (OOIP) ▪ Potential for increase in cash flows of +80% in Year 5 with AERO TM technology Proven & Proprietary Technology ▪ Proprietary AERO TM technology built on over 25 years of R&D ▪ Strong IP position with 2 essential patents held through 2032 ▪ Irrevocable royalty - free license granted by Statoil, an industry - leading multinational energy company present in 30+ countries Experienced Management, Board, Advisors & Investors ▪ Experienced management team with a proven track record ▪ Seasoned board members and advisors equipped to provide thought leadership ▪ Blue - chip investor base from leaders in the Energy industry Attractive Acquisition Opportunities ▪ Substantial and growing pipeline of potential domestic oilfield acquisitions ▪ Acquisition growth strategy that captures rapidly growing / recurring revenues and cash flow ▪ Expected increase in ROI to >25% Depressed Oil Price Environment Provides Significant Opportunities for Glori ▪ In a low price environment, E&P companies may consider reducing capex for new wells, making Glori the low cost alternative to increase production from existing wells using the AERO technology ▪ Lower price deck potentially reduces acquisition costs for Glori’s M&A opportunities More Oil From Yesterday’s Wells

APPENDICES Board of Directors & Management Intellectual P roperty & Awards Field Performance 23

APPENDIX Management & Board of Directors

Experienced Management Team 25 STUART PAGE CEO MBA Harvard Business School BA, MA, Oxford University VICTOR PEREZ CFO MBA University of Texas at Arlington BA Economics, Virginia Tech TOM HOLLAND SVP Acquisitions & Production BBA Petroleum Land Management, University of Oklahoma MICHAEL PAVIA CTO PhD Organic Chemistry, University of Pennsylvania BS Chemistry, Lehigh University BUD BIERHAUS SVP Business Development BS Civil Engineering, Purdue KEN NIMITZ SVP Operations MBA Duke University BA Mechanical Engineering, MIT VASTAR Westwin Energy Petrus Exploration

Accomplished Board of Directors 26 Mark P uckett Former President, Chevron Energy Technology Thomas Hicks Chairman and CEO Ganesh Kishore Former Chief Biotechnology Officer (DuPont) Former Chief Biotechnologist (Monsanto) John Clarke Former EVP and CFO (Dynegy) Former Chairman and CEO (NATCO) Mark Chess Executive Vice President, Infinity Corporation Matthew Gibbs Managing Partner, Oxford Bioscience Partners Stuart Page CEO, Glori Energy Damon Rawie Managing Director, Advantage Capital Partners Jonathan Schulhof Founder and Managing Partner, REQX Ventures LLC REQX Ventures LLC Rocky Duckworth Former Partner, KPMG James Musselman Founder, Caelus Energy LLC

APPENDIX Intellectual Property & Awards

Key AERO Patent – Systems and Methods of Microbial Enhanced Oil Recovery Received notice of allowance July 23, 2014 Owned by Glori. License to Statoil Inventors: Glori & Statoil personnel Microbial Enhanced Oil Recovery Delivery Systems and Methods (Capillary Delivery ), US Patent 8,783,345 issued July 22, 2014 • Owned by Glori License to Statoil • Inventors : Glori personnel Strong Intellectual Property Protection 28 The two essential patents are exclusively held by Glori through 2032

AERO Has Received Multiple Awards F or Innovation 29

“ Spectacular results have been recorded by Statoil at its Norne Field in the Norwegian North Sea. Following 25 years of research and development (R&D) and deployment, the recovery factor at Norne is approaching 55%. More than 30 MMbbl of additional produced oil has been attributed to the applied microbial EOR (AMEOR) program there …. A North American company has benefited from all this R&D by mining the above sources for the most successful techniques.” (emphasis added) ~ Offshore Magazine, June 2014 “BP is also working with DuPont and the Energy Biosciences Institute to study whether micro - organisms could actually help stuck oil to flow, a focus for Glori Energy. GLRI just announced an extended technology partnership with Statoil … praised how its low cost, low capital investment technology could "significantly" lower the average cost of barrels of oil produced . ” (emphasis added) ~ TheStreet , November 2014 AERO is Built on Decades of R&D Harnessing Biology to Increase Oil Production

APPENDIX Field Performance 31

Glori In The Field In Brazil 32

AERO Implementation Data 33 -20% 30% 80% 130% 180% 230% 280% 330% 380% -1000 -800 -600 -400 -200 0 200 400 600 800 1000 Percent Uplift Days Relative to AERO Start Linear Regression Applied to Data Before AERO and During AERO Implementation Project A Linear (Pre-AERO) Linear (AERO Active) Percent uplift measured against the 1465 - day exponential decline prior to AERO start

AERO Implementation Data 34 -20% -10% 0% 10% 20% 30% 40% 50% 60% -160 -110 -60 -10 40 90 140 190 Percent Uplift Days Relative to AERO Start Linear Regression Applied to Data During AERO Implementation Project B Data Full Field: AERO Applied to Only =20% of Field Linear (AERO Active) Percent uplift, full field, measured against the client's stated baseline AERO injection was applied to approximately 10% of the field injection only

AERO Implementation Data 35 -20% 0% 20% 40% 60% 80% 100% 120% -250 -200 -150 -100 -50 0 50 100 150 200 250 Percent Uplift Days Relative to AERO Start Linear Regression Applied to Data Before AERO and During AERO Implementation Project C Linear (Pre-AERO) Linear (AERO Active) Percent uplift measured against the 243 - day exponential decline prior to AERO start Production from the 12 - well second monitoring group is shown - wells were all up dip and 1000 - 1900 feet from nearest AERO inject or

AERO Implementation Data 36 -20% 0% 20% 40% 60% 80% 100% 120% -250 -150 -50 50 150 250 350 450 550 650 750 Percent Uplift Days Relative to AERO Start Linear Regression Applied to Data Before AERO and During AERO Implementation Project D Linear (AERO Active) Linear (Series1) Percent uplift measured against the 250 - day exponential decline prior to AERO start

AERO Implementation Data 37 0% 50% 100% 150% 200% 250% 300% 350% 400% -1000 -800 -600 -400 -200 0 200 400 600 Percent Uplift Days Relative to AERO Start Linear Regression Applied to Data Before AERO and During AERO Implementation Project E Linear (Pre-AERO) Linear (AERO Active) Percent uplift measured against the 1897 - day exponential decline prior to AERO start

AERO Implementation Data 38 -20% 0% 20% 40% 60% 80% 100% 120% -400 -200 0 200 400 600 800 Percent Uplift Days Relative to AERO Start Linear Regression Applied to Data Before AERO and During AERO Implementation Project F Data Full Field: AERO Applied to Only =10% of Field Linear (Pre-AERO) Linear (AERO on) Full field data are shown as p ercent uplift measured against the 333 - day exponential decline prior to AERO start AERO was applied to less than 10% of the total field injection

Reconciliation of Adjusted EBITDA 39 (in 000s) 2013 2014 Net loss (825)$ (356)$ Taxes on income - 51 Gain on change in fair value of warrants (1,183) - Gain on commodity derivatives - (2,027) Interest expense 232 705 Depreciation, depletion and amortization 167 1,325 Adjusted EBITDA (1,609)$ (302)$ For the Three Months Ended September 30

Non - GAAP Financial Information We use both GAAP and certain non - GAAP financial measures to assess performance . Generally, a non - GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP . Our management believes that these non - GAAP measures provide useful supplemental information to investors in order that they may evaluate our financial performance using the same measures as management . These non - GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP . In evaluating these measures, investors should consider that the methodology applied in calculating such measures may differ among companies and analysts . A reconciliation is provided below outlining the differences between these non - GAAP measures and their most directly comparable financial measure calculated in accordance with GAAP . 40

Glossary of Terms 41 Enhanced Oil Recovery (EOR) ~ A stage of hydrocarbon production that involves use of sophisticated techniques to recover more oil than would be possible by utilizing only primary production or waterflooding . EOR encompasses a range of techniques used to restore formation pressure and improve hydrocarbon displacement or fluid flow in the reservoir. Definitions in this discipline range from adsorption to waterflooding . All definitions have been reviewed by EOR experts, and many are accompanied by high - quality illustrations. Waterflood ~ An engineering method used to produce more oil from a reservoir after the oil is produced from its natural reservoir drive. Water is pumped down injection wells which either can be drilled for that purpose or converted from producing the wells. The injected water displaces the oil in the reservoir and drives it to producing wells. Waterflood can be initiated either before or after primary production from the natural reservoir drive has been completed. Organic matter and [naturally occurring] bacteria can be neutralized by biocides. Water drive ~ A type of reservoir energy in which the pressure of water beneath an oil reservoir forces oil into the wells. Water drive is a very efficient drive mechanism and can often produce 60 - 70% of the oil. Microbial - enhanced oil recovery (MEOR) ~ A technology that creates microbes to biologically generate CO 2 and chemicals with cleaning agents that help flush oil out of rock. Sources: Dictionary of Petroleum Exploration, Drilling & Production, Hyne ; Schlumberger Oilfield Glossary;

E&P Innovation Trends: The Path to Mass Adoption

	R&D / Technology Innovation	First Mover Begins Adopting Technology	First Mover Employs Growth Strategy	Market Response to Mass Adoption
Horizontal Drilling ORYX ENERGIES	**1920:** Horizontal drilling first used to increase production	**1985:** Oryx Energy begins horizontal drilling	**1989:** Oryx Energy significantly expands horizontal drilling activities in South Texas region	**1990:** Success leads to a **$2 billion increase in market capitalization** in one year
Fracking Chesapeake	**1947:** Fracking first experimented by Stanolind Oil	**1994:** CHK applies fracking techniques to drive production in Texas	**2000:** CHK diversifies production strategy and expands fracking operations	**2006:** CHK **grows revenue 47x** from 2000
3D Seismic NEWFIELD	**1963:** 3D seismic pioneered at research arm of large oil firm	**1990:** NFX begins using 3D seismic to aid production in Gulf of Mexico	**1995:** NFX expands significantly onshore, applying 3D seismic technology	**2001:** NFX **market capitalization grows at a 35.2% CAGR** from 1995
CO_2 EOR Denbury	**1972:** First CO_2 EOR project initiated in West Texas	**1999:** DNR begins adopting CO_2 EOR project	**2001:** DNR pursues CO_2 EOR growth strategy via acquisition of oil fields	**2008:** DNR **grows market capitalization 14x** from 2001
Deepwater Drilling	**1978:** Modern version of deepwater drilling is first pioneered off the Gulf of Mexico	**1993:** RDSA establishes world's deepest underwater drilling platform (Auger)	**1995:** RDSA continues investing in deepwater drilling operations, setting waterdepth record	**2003:** RDSA **adds $130 billion in revenue** from 1995
MEOR glori ENERGY	**1980:** MEOR (microbial enhanced oil recovery) developed from laboratory-based studies	**2009:** Glori enters into technology cooperation agreement with Statoil	**2014:** Glori begins growth strategy of acquiring and operating oil fields	TBD

Developed over Decades — **Growth Strategy Implemented within Several Years** — **Rapid Commercialization**

Source: SEC Filings, company disclosures and Capital IQ as of January 24, 2014.
Note: Tickers are used for publicly traded companies: Chesapeake Energy (CHK), Denburry Resources (DNR), Newfield Exploration (NFX) and Royal Dutch Shell (RDSA).

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Investor Relations Counsel: Lisa Elliott/ Anne Pearson Dennard - Lascar Associates 713 - 529 - 6600 Thank you. Victor M. Perez Chief Financial Officer 713 - 237 - 8880 vperez@glorienergy.com 43